Exhibit 99.1

                                                           August 7, 2008




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES SIX MONTH 2008 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the six month period ended June 30, 2008. During 2008, the Company recorded an adjustment that reduced the deferred tax valuation allowance and credited income tax expense by $222,200,000. The adjustment results from the Company's conclusion that it is more likely than not that it will have future taxable income sufficient to realize that portion of the net deferred tax asset. Net income was $90,954,000 or $.39 per diluted common share for the six month period ended June 30, 2008 compared to net income of $34,673,000 or $.16 per diluted common share for the six month period ended June 30, 2007.

For more information on the Company's results of operations for the first half of 2008, please see the Company's Form 10-Q for the six months ended June 30, 2008, which was filed with the Securities and Exchange Commission today.








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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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

                                                                              For the Three Month             For the Six Month
                                                                             Period Ended June 30,          Period Ended June 30,
                                                                             ---------------------          ---------------------
                                                                            2008              2007          2008             2007
                                                                            ----              ----          ----             ----

Revenues and other income                                                 $ 337,554      $ 344,004       $ 662,403      $ 541,189
                                                                          =========      =========       =========      =========

Net securities gains                                                      $  19,045      $  50,240       $  27,327      $  66,161
                                                                          =========      =========       =========      =========

Income (loss) from continuing operations before income
   taxes and income (loss) related to associated companies                $ (35,698)     $  36,611       $ (68,491)     $  27,815

Income taxes                                                               (247,711)        14,850        (259,061)        11,118
                                                                          ---------      ---------       ---------      ---------

Income from continuing operations before income (loss)
   related to associated companies                                          212,013         21,761         190,570         16,697

Income (loss) related to associated companies, net of taxes                 (25,235)         4,554         (99,616)        17,479
                                                                          ---------      ---------       ---------      ---------

Income from continuing operations                                           186,778         26,315          90,954         34,176

Income (loss) from discontinued operations, including
   gain (loss) on disposal, net of taxes                                       --              (16)           --              497
                                                                          ---------      ---------       ---------      ---------

   Net income                                                             $ 186,778      $  26,299       $  90,954      $  34,673
                                                                          =========      =========       =========      =========

Basic earnings (loss) per common share:
Income from continuing operations                                             $ .81         $  .12          $  .40         $  .16
Income (loss) from discontinued operations, including
   gain (loss) on disposal                                                     --             --               --            --
                                                                              -----         ------          ------         ------
   Net income                                                                 $ .81         $  .12          $  .40         $  .16
                                                                              =====         ======          ======         ======

Number of shares in calculation                                             230,235        216,596         226,952        216,491
                                                                            =======        =======         =======        =======

Diluted earnings (loss) per common share:
Income from continuing operations                                             $ .76         $  .12          $  .39         $  .16
Income (loss) from discontinued operations, including
   gain (loss) on disposal                                                     --             --              --             --
                                                                              -----         ------          ------         ------
   Net income                                                                 $ .76         $  .12          $  .39         $  .16
                                                                              =====         ======          ======         ======

Number of shares in calculation                                             247,234        217,229         243,827        216,912
                                                                            =======        =======         =======        =======


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